THE BRANDYWINE FUNDS

Managed by Friess Associates, Inc.       Quarterly Report        June 30, 1999

DEAR FELLOW SHAREHOLDERS:

Brandywine and Brandywine Blue gained 11.4 and 10.4 percent in the three months ended June 30, bringing their respective year-to-date returns to 14.3 and 14.1 percent. A more rational investor mindset developed in the June quarter. Your portfolio benefited as the market shifted toward rapidly growing companies selling at reasonable price-to-earnings ratios.

Beating the S&P 500 by more than 3 percentage points in the June quarter marks an encouraging change from recent quarters.

                     Year to Date    Quarter to Date
S&P Midcap               6.2%              13.8%
Russell 2000             8.5%              15.1%
S&P 500 TR              12.3%               7.0%
Brandywine Blue         14.1%              10.4%
Brandywine Fund         14.3%              11.4%
Nasdaq Industrials      25.1%              17.6%

Source: Salomon Smith Barney

The disciplined, fundamentals-based approach of your team capitalized on the dramatic shift away from the high-PE, large-cap leaders and Internet stocks that dominated market indexes through the March quarter. Your year-to-date gain of more than 14 percent surpassed increases of 12.3, 6.2 and 8.5 percent in the S&P 500, S&P MidCap and Russell 2000.

                      BRANDYWINE        BRANDYWINE BLUE
CUMULATIVE             % CHANGE             % CHANGE
Quarter                   11.4                 10.4
Nine Months               35.0                 35.7
One Year                   9.5                  8.6
Five Years               129.8                136.5
Ten Years                411.6                 N/A
Inception                757.7                352.8

Annualized
Five Years                18.1                 18.8
Ten Years                 17.7                 N/A
Inception                 17.3*<F1>            19.5**<F2>

 *<F1>  12/30/85
**<F2>  1/10/91

Both Funds have average price-to-earnings ratios below 24 and earnings estimates for about 25 percent growth in 2000, compared to the S&P 500's slightly higher PE of 26 and much slower 9 percent growth.

You may notice that a larger percentage of your companies are in the $5 billion-and-over category this quarter. The market-cap creep is attributable to a number of your mid-cap picks appreciating their way into the large-cap category. For example, Gemstar International, Comverse Technology and Conexant Systems graduated into the large-cap ranks as they gained 200, 96 and 46 percent from their purchase prices. In addition, a number of your large-cap holdings continue to fare very well, including Tandy, Texas Instruments and Tyco, up 34, 30 and 28 percent in the June quarter alone!

Companies driving the rapidly unfolding telecommunications revolution were big contributors to June-quarter performance. Top telecom holdings generated roughly one-fourth of the Funds' returns, and their outlooks remain promising. A cross section of technology companies -- from semiconductor makers to software developers -- also boosted results. Selected retail-related holdings performed well, but most suffered as investors took rising interest rates as a signal that consumer spending would slow.

The market's turn toward smaller, undervalued stocks bodes well for your team's approach, given our price-to-earnings ratio discipline. Relatively undervalued stocks traditionally take off after extended slumps. In five-year periods starting in 1973, 1980 and 1990, for example, more reasonably priced stocks outperformed the overall market by 57, 65 and 40 percent.

We'd like to thank all of you who responded to our call for insights and contacts regarding current and potential Fund holdings in last quarter's "Looking Forward." We were able to put our research process to work on a number of your leads that the Wall Street analyst community overlooked.

We appreciate your continued confidence, and look forward to building on recent gains.

God Bless!

/s/ Foster Friess

Foster Friess
President

July 2, 1999

                                BRANDYWINE FUND

             TOP 10 HOLDINGS  (representing 41.5% of the portfolio)
      1. Tellabs, Inc.           6. Gemstar Int'l Group Ltd.
      2. Tyco Int'l Ltd.         7. Sun Microsystems, Inc.
      3. Nokia Corp. ADR         8. Dayton Hudson Corp.
      4. Tandy Corp.             9. Electronic Data Systems Corp.
      5. Cendant Corp.          10. EMC Corp.

                                EARNINGS GROWTH
                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  1999 VS 1998
Your Companies                   33%
S&P 500                          11%

All figures are dollar weighted. Analysis by Baseline. June 30, 1999.

                     YOUR COMPANIES' MARKET CAPITALIZATION
LARGE CAP $5 billion and over        66.1%
MID CAP $1 billion to $5 billion     23.7%
SMALL CAP below $1 billion            7.7%
CASH                                  2.5%

                             TOP 10 INDUSTRY GROUPS
Computer & Related                               13.4%
Specialty Retailing                              13.3%
Communications Equipment                         13.2%
Financial/Business Services                      10.1%
Semiconductor & Related                           8.8%
Software                                          8.2%
Communications Services                           5.4%
Machinery & Miscellaneous Manufacturing           5.2%
Electronics                                       4.3%
Leisure & Entertainment                           3.8%
All Others                                       11.8%
Cash                                              2.5%

                                BRANDYWINE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                      $ GAIN
BIGGEST $ WINNERS (IN MILLIONS) % GAIN   REASON FOR MOVE
----------------- ------------- ------   ---------------

Gemstar Int'l         $77.6      70.2    Exceeded consensus revenue and
Group                                    earnings estimates for the March
                                         quarter on strong sales of its VCR
                                         Plus product. The company also signed
                                         an agreement with America Online to
                                         incorporate its on-screen, electronic
                                         programming guide into AOL TV. Gemstar
                                         also generated advertising revenue
                                         from a new division ahead of an
                                         expected December timeframe.

Tellabs, Inc.         $66.1      32.9    Demand continues to grow for the
                                         telecommunication company's Titan
                                         digital cross-connect product, which
                                         helps connect incoming and outgoing
                                         lines. Capital spending in the
                                         industry is running ahead of
                                         expectations, further improving
                                         Tellabs' outlook. The company exceeded
                                         consensus earnings expectations in the
                                         March quarter.

Tyco Int'l Ltd.       $55.9      29.3    Exceeded consensus earnings
                                         expectations in the March quarter. Its
                                         recent acquisition of AMP generated
                                         unanticipated revenue growth. The
                                         company also announced plans to
                                         acquire Raychem in the June quarter,
                                         which would increase Tyco's market
                                         leading share of the electrical and
                                         electronic components industry.

Tandy Corp.           $49.3      32.4    Beat consensus earnings expectations
                                         for the March quarter as Radio Shack
                                         electronics retail chain showed
                                         continued strength in same-store
                                         sales. Enthusiasm continues to build
                                         around new audio and video product
                                         partnering agreements with RCA and
                                         Thomson, as well as expectations for
                                         increased wireless phone sales.

Cendant Corp.         $33.3      21.9    The company began to restore investor
                                         confidence in the June quarter, as it
                                         announced it would use some of the
                                         $5.1 billion from the sale of its
                                         rental-car unit to continue
                                         repurchasing shares, and grew earnings
                                         at a better-than-expected rate in the
                                         March quarter. Cendant exceeded
                                         consensus earnings expectations for
                                         the March quarter by 16 percent.

                      $ LOSS
BIGGEST $ LOSERS  (IN MILLIONS) % LOSS   REASON FOR MOVE
----------------  ------------- ------   ---------------

Parametric            $44.8      -29.8   The stock dropped during the June
  Technology                             quarter after the company fell short
                                         of March-quarter earnings estimates
                                         because of unexpectedly higher costs.
                                         Parametric appears to be tracking well
                                         for the June quarter, during which it
                                         has entered some high-profile
                                         contracts in its WindChill product
                                         line.

EMC Corp.             $28.2      -14.6   Stock suffered after Hewlett-Packard
                                         cancelled an OEM (original equipment
                                         manufacturer) agreement with the
                                         company. Continued fears about
                                         technology spending in light of the
                                         Y2K situation also contributed to the
                                         June-quarter decline.

NCR Corp.             $25.2      -19.0   Although NCR beat consensus earnings
                                         estimates for the March quarter, its
                                         stock fell on weaker-than-expected
                                         data warehousing revenues. A high
                                         profile Wall Street analyst lowered
                                         earnings estimates for the remainder
                                         of the year because of a faster-than
                                         expected revenue decrease in NCR's
                                         computer hardware business, putting
                                         additional pressure on the stock.

Corning, Inc.         $15.4      -13.6   Stock declined because of investor
                                         concerns regarding intensifying
                                         pricing pressure in standard fiber.
                                         The company reported that prices fell
                                         12 percent by the March quarter,
                                         showing a faster pace than the 15
                                         percent expected drop for the entire
                                         year. There was also pressure on the
                                         stock because of the lack of growth in
                                         the company's photonics division.

TJX Companies         $12.2      -13.1   Despite exceeding consensus earnings
                                         expectations for the March quarter,
                                         shares of the parent company of
                                         discount retailers T.J. Maxx and
                                         Marshalls fell as investors generally
                                         cooled on the retail sector amid
                                         interest-rate jitters.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 1999
                                  (Unaudited)

   SHARES                                                             QUOTED
OR PRINCIPAL                                                          MARKET
   AMOUNT                                              COST        VALUE (B)<F4>
------------                                           ----        -------------
COMMON STOCKS - 97.5% (A)<F3>
             APPAREL & SHOE RETAILERS - 2.0%
    323,900  American Eagle Outfitters, Inc.       $ 13,105,949    $ 14,737,450
    223,200  bebe stores, inc.                        7,242,985       7,588,800
    293,600  Charming Shoppes, Inc.                   1,653,238       1,789,110
    127,000  Converse Inc.                              547,485         460,375
     20,000  Footstar, Inc.                             533,700         743,750
    224,600  K-Swiss Inc.                             9,370,260      10,443,900
     50,000  Kenneth Cole Productions, Inc.           1,238,060       1,393,750
    548,500  NIKE, Inc. Cl B                         28,854,491      34,726,906
    522,600  Pacific Sunwear of California, Inc.     10,713,018      12,738,375
     35,500  Saucony, Inc.                              647,629         803,188
     92,200  Urban Outfitters, Inc.                   2,223,008       2,316,525
    129,100  Vans, Inc.                               1,287,944       1,478,595
                                                   ------------    ------------
                                                     77,417,767      89,220,724
                 This sector is 15.2% above your Fund's cost.
             COMMUNICATIONS EQUIPMENT - 13.2%
    100,000  ADTRAN, Inc.                             3,152,282       3,637,500
     90,000  C-COR Electronics, Inc.                  2,145,753       2,508,750
    333,350  Comverse Technology, Inc.                9,988,964      25,167,925
  1,180,600  Lucent Technologies Inc.                70,525,021      79,616,712
  2,214,400  Nokia Corp. "A"ADR                      85,883,416     202,756,000
  1,116,300  Scientific-Atlanta, Inc.                38,168,063      40,186,800
  3,415,000  Tellabs, Inc.                          112,007,739     230,725,938
                                                   ------------    ------------
                                                    321,871,238     584,599,625
                 This sector is 81.6% above your Fund's cost.
             COMMUNICATIONS SERVICES - 5.4%
  1,739,650  AT&T Corp.                              94,165,625      97,094,216
  1,283,300  MCI WorldCom Inc.                      116,740,649     110,444,006
    351,400  Nortel Networks Corp.
             (formerly Northern Telecom Limited)     22,617,705      30,505,912
                                                   ------------    ------------
                                                    233,523,979     238,044,134
                 This sector is 1.9% above your Fund's cost.
             COMPUTER & RELATED - 13.4%
    100,500  ACT Networks, Inc.                       1,717,476       1,714,781
  1,244,000  Adaptec, Inc.                           30,157,242      43,928,750
    388,100  Amdocs Limited                           4,371,585       8,829,275
    139,500  BISYS Group, Inc.                        7,908,902       8,160,750
    649,600  CSG Systems International, Inc.         24,271,567      17,011,400
  2,667,900  Electronic Data Systems Corp.          153,709,008     150,903,094
  2,682,600  EMC Corp. (Mass.)                       53,403,062     147,543,000
     91,900  Mercury Computer Systems Inc.            2,082,137       2,963,775
    667,500  Microchip Technology, Inc.              28,152,019      31,622,812
    274,800  National Data Corp.                     11,763,505      11,747,700
    250,000  The Santa Cruz Operation                 1,238,850       1,632,800
  2,381,200  Sun Microsystems, Inc.                  57,124,997     164,005,150
                                                   ------------    ------------
                                                    375,900,350     590,063,287
                 This sector is 57.0% above your Fund's cost.
             ELECTRONICS - 4.3%
     81,100  Alpha Industries, Inc.                   2,809,414       3,862,387
  1,364,700  Analog Devices, Inc.                    41,085,324      68,490,881
     94,800  Burr-Brown Corp.                         3,133,915       3,472,050
     78,400  CommScope, Inc.                          1,508,764       2,410,800
    617,400  CTS Corp.                               27,376,454      43,218,000
     64,800   KEMET Corp.                             1,402,800       1,486,350
     99,400  Millipore Corp.                          3,615,292       4,031,913
    301,100  Oak Industries Inc.                     12,415,560      13,154,306
     99,000  RF Micro Devices, Inc.                   4,874,346       7,387,875
    272,900  Sawtek Inc.                              5,788,093      12,519,288
    599,000  SCI Systems, Inc.                       22,525,927      28,452,500
                                                   ------------    ------------
                                                    126,535,889     188,486,350
                 This sector is 49.0% above your Fund's cost.
             FINANCIAL/BUSINESS SERVICES - 10.1%
    326,200  AmeriCredit Corp.                        3,358,242       5,219,200
     56,900  Arcadia Financial Ltd.                     455,673         440,975
  1,314,700  Bank One Corp.                          78,572,416      78,306,819
  9,039,600  Cendant Corp.                          177,165,062     185,311,800
    606,900  Charter One Financial, Inc.             17,492,449      16,879,406
    205,300  Dime Bancorp, Inc.                       5,158,133       4,131,662
    421,600  Golden State Bancorp Inc.                9,203,565       9,275,200
    494,400  Heller Financial, Inc.                  13,166,435      13,750,500
    892,400  Household International, Inc.           41,549,312      42,277,450
  3,265,800  MedPartners, Inc.                       18,832,469      24,697,613
    384,100  Providian Financial Corp.               31,514,316      35,913,350
    431,800  Sykes Enterprises, Inc.                  9,100,069      14,411,325
     28,000  TeleTech Holdings, Inc.                    267,062         283,500
    528,000  United Rentals
               (North America), Inc.                 17,103,663      15,576,000
                                                   ------------    ------------
                                                    422,938,866     446,474,800
                 This sector is 5.6% above your Fund's cost.
             FOOD/RESTAURANTS - 1.3%
    103,000  Applebee's International Inc.            3,190,674       3,102,875
    252,400  CEC Entertainment Inc.                   5,814,177      10,663,900
    286,800  Foodmaker, Inc.                          7,249,325       8,137,950
     95,000  NPC International, Inc.                  1,604,374       1,460,625
    100,000  RARE Hospitality Int'l, Inc.             1,362,500       2,550,000
     96,100  Sonic Corp.                              2,362,704       3,135,262
     60,000  Taco Cabana, Inc.                          600,378         611,250
    982,600  Wendy's International, Inc.             27,447,893      27,819,863
                                                   ------------    ------------
                                                     49,632,025      57,481,725
                 This sector is 15.8% above your Fund's cost.
             LEISURE & ENTERTAINMENT - 3.8%
  2,535,300  Gemstar International
               Group Limited                         52,846,432     165,428,325
                 This sector is 213.0% above your Fund's cost.
             MACHINERY & MISCELLANEOUS MANUFACTURING - 5.2%
     64,500  Mobile Mini, Inc.                        1,121,625       1,261,781
  2,309,700  Tyco International Ltd.                140,768,787     218,844,075
    369,700  Wallace Computer Services, Inc.          8,956,429       9,242,500
                                                   ------------    ------------
                                                    150,846,841     229,348,356
                 This sector is 52.0% above your Fund's cost.
             MEDICAL & RELATED - 1.1%
    151,500  Cytyc Corp.                              3,479,616       2,954,250
    583,800  Henry Schein, Inc.                      16,617,149      18,499,162
  1,236,600  Oxford Health Plans, Inc.               24,845,525      19,244,588
     96,000  Wellpoint Health Networks Inc.           7,776,000       8,148,000
                                                   ------------    ------------
                                                     52,718,290      48,846,000
                 This sector is 7.3% below your Fund's cost.
             OIL/GAS FIELD SERVICES - 0.5%
    120,000  Evergreen Resources, Inc.                2,679,937       3,022,500
    564,400  McDermott International, Inc.           16,609,863      15,944,300
    244,900  Precision Drilling Corp.                 4,367,548       4,668,406
                                                   ------------    ------------
                                                     23,657,348      23,635,206
                 This sector is 0.1% below your Fund's cost.
             PHARMACEUTICALS - 1.1%
    173,800  Alpharma Inc.                            5,210,189       6,180,762
    151,600  ChiRex Inc.                              3,677,117       4,870,150
  1,228,500  IVAX Corp.                              17,012,030      17,352,563
    183,200  Jones Pharma Inc.                        6,143,161       7,213,500
    168,000  King Pharmaceuticals, Inc.               4,098,656       4,347,000
    361,700  Medicis Pharmaceutical Corp.            10,203,811       9,178,138
                                                   ------------    ------------
                                                     46,344,964      49,142,113
                 This sector is 6.0% above your Fund's cost.
             POLLUTION/CONTROL SERVICES - 2.6%
    150,000  Capital Environmental
               Resource, Inc.                         1,650,000       2,175,000
    396,700  Safety-Kleen Corp.                       4,957,359       7,190,188
    100,000  US Liquids Inc.                          2,091,180       2,087,500
  1,958,100  Waste Management, Inc.                  88,557,177     105,247,875
                                                   ------------    ------------
                                                     97,255,716     116,700,563
                 This sector is 20.0% above your Fund's cost.
             SEMICONDUCTOR & RELATED - 8.8%
    274,400  Conexant Systems, Inc.                  10,777,327      15,932,350
    165,600  Galileo Technology Ltd.                  5,251,820       7,503,750
  1,731,100  LSI Logic Corp.                         77,234,859      79,846,987
    216,700  LTX Corp.                                2,549,548       2,884,819
  1,113,900  Motorola, Inc.                          81,309,895     105,542,025
    114,200  Semtech Corp.                            3,522,494       5,952,675
    889,400  Texas Instruments Inc.                  98,448,141     128,963,000
    326,850  TranSwitch Corp.                         7,686,456      15,484,519
    105,800  TriQuint Semiconductor, Inc.             3,123,715       6,010,763
    746,700  Unitrode Corp.                          12,992,168      21,420,956
                                                   ------------    ------------
                                                    302,896,423     389,541,844
                 This sector is 28.6% above your Fund's cost.
             SOFTWARE - 8.2%
    190,000  Ardent Software, Inc.                    3,872,255       4,037,500
  1,668,300  Citrix Systems, Inc.                    43,626,745      94,258,950
      4,500  Dendrite International, Inc.               102,871         162,562
  1,110,500  Electronic Arts Inc.                    36,045,557      60,244,625
    136,700  Excalibur Technologies Corp.             2,490,296       1,947,975
     83,000  FileNet Corp.                              820,525         949,313
    100,000  National Instruments Corp.               3,473,232       4,037,500
  7,627,800  Parametric Technology Corp.            116,968,724     105,835,725
    408,600  Pinnacle Systems, Inc.                  10,758,272      13,739,175
  1,476,600  Sterling Software, Inc.                 24,191,155      39,406,763
    959,200  Symantec Corp.                          19,113,607      24,459,600
    264,700  Verity, Inc.                            10,033,594      14,343,431
                                                   ------------    ------------
                                                    271,496,833     363,423,119
                 This sector is 33.9% above your Fund's cost.
             SPECIALTY RETAILING - 13.3%
    487,000  Ames Department Stores, Inc.            22,630,380      22,219,375
    940,900  BJ's Wholesale Club, Inc.               20,293,982      28,285,806
  2,522,700  Dayton Hudson Corp.                    114,843,634     163,975,500
     99,200  Electronic Boutique Holdings Corp.       1,762,797       1,413,600
  1,296,200  Family Dollar Stores, Inc.              12,152,560      31,108,800
    696,300  Sunglass Hut International, Inc.        10,725,297      11,967,656
  4,121,800  Tandy Corp.                            152,159,377     201,452,975
    495,000  Tech Data Corp.                         18,150,284      18,933,750
  2,790,100  Toys "R" Us, Inc.                       57,486,623      57,720,194
    190,100  Tuesday Morning Corp.                    2,938,602       4,847,550
    772,400  Williams-Sonoma, Inc.                   21,278,374      26,889,175
    427,900  Zale Corp.                              11,591,205      17,116,000
                                                   ------------    ------------
                                                    446,013,115     585,930,381
                 This sector is 31.4% above your Fund's cost.
             TEXTILES/APPAREL MANUFACTURING - 2.1%
     65,500  Guess ?, Inc.                              876,644         904,718
  2,037,100  Jones Apparel Group, Inc.               57,217,699      69,897,994
    764,500  Polo Ralph Lauren Corp.                 16,881,576      14,525,500
    229,550  Quiksilver, Inc.                         5,178,029       5,982,647
                                                   ------------    ------------
                                                     80,153,948      91,310,859
                 This sector is 13.9% above your Fund's cost.
             TRANSPORTATION & RELATED - 0.6%
    588,700  CNF Transportation Inc.                 25,535,486      22,591,363
    175,000  Frontier Airlines, Inc.                  1,339,500       2,821,875
                                                   ------------    ------------
                                                     26,874,986      25,413,238
                 This sector is 5.4% below your Fund's cost.
             MISCELLANEOUS - 0.5%
    331,000  Church & Dwight Co.                     13,570,115      14,398,500
     62,000  CSK Auto Corp.                           1,430,995       1,674,000
     25,000  Fossil, Inc.                               727,813       1,209,375
    110,100  Insituform Technologies, Inc.            1,966,608       2,380,913
    192,400  Shorewood Packaging Corp.                3,839,013       3,547,375
                                                   ------------    ------------
                                                     21,534,544      23,210,163
                                                   ------------    ------------
                 This sector is 7.8% above your Fund's cost.
             Total common stocks                  3,180,459,554   4,306,300,812

SHORT-TERM INVESTMENTS - 2.0% (A)<F3>
             COMMERCIAL PAPER  - 1.7%
$25,000,000  Associate First Capital Corp.,
             due 07/01/99, discount of 5.75%         25,000,000      25,000,000
 25,000,000  Ford Motor Credit Co. of Puerto Rico,
             due 07/06/99, discount of 5.26%         24,981,736      24,981,736
 25,000,000  Sears Roebuck Acceptance Corp.,
             due 07/07/99, discount of 5.26%         24,978,083      24,978,083
                                                 --------------   -------------
             Total commercial paper                  74,959,819      74,959,819

             VARIABLE RATE DEMAND NOTE - 0.3%
 11,403,313  Firstar Bank U.S.A., N.A.               11,403,313      11,403,313
                                                 --------------   -------------
             Total short-term investments            86,363,132      86,363,132
                                                 --------------   -------------
             Total investments                   $3,266,822,686   4,392,663,944
                                                 --------------
                                                 --------------

             Cash and receivables, less
             liabilities 0.5%  (A)<F3>                               24,201,269
                                                                  -------------

               NET ASSETS                                        $4,416,865,213
                                                                 --------------
                                                                 --------------

             Net Asset Value Per Share
             ($0.01 par value 500,000,000
             shares authorized), offering
             and redemption price
             ($4,416,865,213 / 127,630,156
             shares outstanding)                                         $34.61
                                                                         ------
                                                                         ------

(a)<F3> Percentages for the various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

BRANDYWINE'S REBOUND IS GRABBING ATTENTION . . .

SMARTMONEY.COM --". . . Brandywine remains among the top 20 mid-cap growth performers of the past decade, with a 17.4 percent annualized return" through March 31, 1999. April 16, 1999
                --------------

MONEY -- Brandywine Fund named to The Money 100: The World's Best Mutual Funds for the second consecutive year. "We think Friess and his team still have a knack for finding fast-growing small-cap and midcap stocks that can deliver superior long-term gains." June 1999
                           ---------

                              BRANDYWINE BLUE FUND
             TOP 10 HOLDINGS  (representing 38.8% of the portfolio)
      1. Tyco Int'l Ltd.                 6.  Bank One Corp.
      2. Nokia Corp. ADR                 7.  Electronic Data Systems Corp.
      3. Tandy Corp.                     8.  Motorola, Inc.
      4. Texas Instruments Inc.          9.  Gemstar Int'l Group Ltd.
      5. Cendant Corp.                  10.  Sun Microsystems, Inc.

                                EARNINGS GROWTH
                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  1999 VS 1998

Your Companies       24%
S&P 500              11%

All figures are dollar weighted. Analysis by Baseline. June 30, 1999.

                     YOUR COMPANIES' MARKET CAPITALIZATION
LARGE CAP $5 billion and over        71.7%
MID CAP $1 billion to $5 billion     25.1%
SMALL CAP $500 million to $1 billion  0.5%
CASH                                  2.7%

                             TOP 10 INDUSTRY GROUPS
Computer & Related                                     12.6%
Financial/Business Services                            12.3%
Specialty Retailing                                    12.0%
Semiconductor & Related                                11.1%
Communications Equipment                               10.4%
Software                                                8.4%
Communications Services                                 7.2%
Machinery & Miscellaneous Manufacturing                 5.0%
Electronics                                             3.3%
Apparel & Shoe Retailers                                3.2%
All Others                                             11.8%
Cash                                                    2.7%

                              BRANDYWINE BLUE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                     $ GAIN
BIGGEST $ WINNERS (IN MILLIONS) % GAIN   REASON FOR MOVE
----------------- ------------- ------   ---------------

Gemstar Int'l          $5.1      69.4    Exceeded consensus revenue and
  Group                                  earnings estimates for the March
                                         quarter on strong sales of its VCR
                                         Plus product. The company also signed
                                         an agreement with America Online to
                                         incorporate its on-screen, electronic
                                         programming guide into AOL TV. Gemstar
                                         also generated advertising revenue
                                         from a new division ahead of an
                                         expected December timeframe.

Tyco Int'l Ltd.        $4.3      27.6    Exceeded consensus earnings
                                         expectations in the March quarter. Its
                                         recent acquisition of AMP generated
                                         unanticipated revenue growth. The
                                         company also announced plans to
                                         acquire Raychem in the June quarter,
                                         which would increase Tyco's market
                                         leading share of the electrical and
                                         electronic components industry.

Tandy Corp.            $3.8      34.4    Beat consensus earnings expectations
                                         for the March quarter as Radio Shack
                                         electronics retail chain showed
                                         continued strength in same-store
                                         sales. Enthusiasm continues to build
                                         around new audio and video product
                                         partnering agreements with RCA and
                                         Thomson, as well as expectations for
                                         increased wireless phone sales.

Texas Instruments      $3.1      29.6    Continued growth in analog mixed
                                         signal markets combined with fast
                                         growing digital signal processor (DSP)
                                         business are driving the stock. The
                                         company has significant wireless
                                         exposure in the booming handset
                                         market, as handsets use both analog
                                         mixed signal parts and DSPs. Texas
                                         Instruments is also benefiting from a
                                         recovery in the overall semiconductor
                                         marketplace.

Cendant Corp.          $2.4      24.2    The company began to restore investor
                                         confidence in the June quarter, as it
                                         announced it would use some of the
                                         $5.1 billion from the sale of its
                                         rental-car unit to continue
                                         repurchasing shares, and grew earnings
                                         at a better-than-expected rate in the
                                         March quarter. Cendant exceeded
                                         consensus earnings expectations for
                                         the March quarter by 16 percent.

                      $ LOSS
BIGGEST $ LOSERS  (IN MILLIONS) % LOSS   REASON FOR MOVE
----------------  ------------- ------   ---------------

Parametric             $4.0      -28.1   The stock dropped during the June
  Technology                             quarter after the company fell short
                                         of March-quarter earnings estimates
                                         because of unexpectedly higher costs.
                                         Parametric appears to be tracking well
                                         for the June quarter, during which it
                                         has entered some high-profile
                                         contracts in its WindChill product
                                         line.

NCR Corp.              $2.1      -19.6   Although NCR beat consensus earnings
                                         estimates for the March quarter, its
                                         stock fell on weaker-than-expected
                                         data warehousing revenues. A high
                                         profile Wall Street analyst lowered
                                         earnings estimates for the remainder
                                         of the year because of a faster-than
                                         expected revenue decrease in NCR's
                                         computer hardware business, putting
                                         additional pressure on the stock.

EMC Corp.              $1.8      -14.7   Stock suffered after Hewlett-Packard
                                         cancelled an OEM (original equipment
                                         manufacturer) agreement with the
                                         company. Continued fears about
                                         technology spending in light of the
                                         Y2K situation also contributed to the
                                         June-quarter decline.

TJX Companies          $1.6      -12.9   Despite exceeding consensus earnings
                                         expectations for the March quarter,
                                         shares of the parent company of
                                         discount retailers T.J. Maxx and
                                         Marshalls fell as investors generally
                                         cooled on the retail sector amid
                                         interest-rate jitters.

Corning, Inc.          $1.3      -14.7   Stock declined because of investor
                                         concerns regarding intensifying
                                         pricing pressure in standard fiber.
                                         The company reported that prices fell
                                         12 percent by the March quarter,
                                         showing a faster pace than the 15
                                         percent expected drop for the entire
                                         year. There was also pressure on the
                                         stock because of the lack of growth in
                                         the company's photonics division.

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 1999
                                  (Unaudited)

   SHARES                                                            QUOTED
OR PRINCIPAL                                                         MARKET
   AMOUNT                                              COST       VALUE (B)<F6>
------------                                           ----       -------------
COMMON STOCKS - 97.3% (A)<F5>
             APPAREL & SHOE RETAILERS - 3.2%
     60,300  American Eagle Outfitters, Inc.       $  2,668,709    $  2,743,650
    122,100  NIKE, Inc. Cl B                          6,512,416       7,730,456
                                                   ------------    ------------
                                                      9,181,125      10,474,106
                 This sector is 14.1% above your Fund's cost.
             COMMUNICATIONS EQUIPMENT - 10.4%
     20,600  Comverse Technology, Inc.                  676,294       1,555,300
    135,800  Lucent Technologies Inc.                 7,915,563       9,158,012
    174,800  Nokia Corp. "A"ADR                       6,700,029      16,005,125
    120,700  Scientific-Atlanta, Inc.                 3,937,073       4,345,200
     40,000  Tellabs, Inc.                            1,736,680       2,702,500
                                                   ------------    ------------
                                                     20,965,639      33,766,137
                 This sector is 61.1% above your Fund's cost.
             COMMUNICATIONS SERVICES - 7.2%
    163,600  AT&T Corp.                               8,667,789       9,130,925
    109,600  MCI WorldCom Inc.                       10,050,749       9,432,450
     54,900  Nortel Networks Corp. (formerly
               Northern Telecom Limited)              3,631,279       4,766,006
                                                   ------------    ------------
                                                     22,349,817      23,329,381
                 This sector is 4.4% above your Fund's cost.
             COMPUTER & RELATED - 12.6%
    137,200  Adaptec, Inc.                            3,482,099       4,844,875
     90,500  Amdocs Limited                             979,291       2,058,875
    199,300  Electronic Data Systems Corp.           11,261,514      11,272,906
    165,500  EMC Corp. (Mass.)                        3,128,107       9,102,500
     80,000  Microchip Technology, Inc.               3,350,331       3,790,000
    143,800  Sun Microsystems, Inc.                   3,393,336       9,904,225
                                                   ------------    ------------
                                                     25,594,678      40,973,381
                 This sector is 60.1% above your Fund's cost.
             ELECTRONICS - 3.3%
    119,500  Analog Devices, Inc.                     3,758,644       5,997,406
    103,700  SCI Systems, Inc.                        4,161,237       4,925,750
                                                   ------------    ------------
                                                      7,919,881      10,923,156
                 This sector is 37.9% above your Fund's cost.
             FINANCIAL/BUSINESS SERVICES - 12.3%
    193,300  Bank One Corp.                          11,431,770      11,513,431
    596,600  Cendant Corp.                           11,711,064      12,230,300
     36,300  Charter One Financial, Inc.              1,100,088       1,009,594
     66,800  Dime Bancorp, Inc.                       1,549,419       1,344,350
    106,500  Household International, Inc.            4,798,103       5,045,438
     70,000  MedPartners, Inc.                          444,823         529,375
     54,700  Providian Financial Corp.                3,693,590       5,114,450
    112,100  United Rentals
               (North America), Inc.                  3,647,322       3,306,950
                                                   ------------    ------------
                                                     38,376,179      40,093,888
                 This sector is 4.5% above your Fund's cost.
             FOOD/RESTAURANTS - 0.7%
     80,000  Wendy's International, Inc.              2,222,788       2,265,000
                 This sector is 1.9% above your Funds cost.
             LEISURE & ENTERTAINMENT - 3.1%
    157,100  Gemstar International
               Group Limited                          2,863,401      10,250,775
                 This sector is 258.0% above your Fund's cost.
             MACHINERY & MISCELLANEOUS MANUFACTURING - 5.0%
    170,500  Tyco International Ltd.                 10,620,440      16,154,875
                 This sector is 52.1% above your Fund's cost.
             MEDICAL & RELATED - 0.8%
     30,000  Wellpoint Health Networks Inc.           2,430,000       2,546,250
                 This sector is 4.8% above your Fund's cost.
             OIL/GAS FIELD SERVICES - 0.6%
     69,400  McDermott International, Inc.            2,031,099       1,960,550
                 This sector is 3.5% below your Fund's cost.
             PHARMACEUTICALS - 0.3%
     25,000  Jones Pharma Inc.                          838,180         984,375
                 This sector is 17.4% above your Fund's cost.
             POLLUTION/CONTROL SERVICES - 2.1%
    124,500  Waste Management, Inc.                   5,457,203       6,691,875
                 This sector is 22.6% above your Fund's cost.
             SEMICONDUCTOR & RELATED - 11.1%
     54,100  Conexant Systems, Inc.                   2,061,083       3,141,181
    193,200  LSI Logic Corp.                          8,638,225       8,911,350
    110,400  Motorola, Inc.                           7,749,530      10,460,400
     93,900  Texas Instruments Inc.                  10,437,288      13,615,500
                                                   ------------    ------------
                                                     28,886,126      36,128,431
                 This sector is 25.1% above your Fund's cost.
             SOFTWARE - 8.4%
     85,800  Citrix Systems, Inc.                     2,085,249       4,847,700
    176,500  Electronic Arts Inc.                     7,489,510       9,575,125
    680,100  Parametric Technology Corp.              9,653,404       9,436,387
    124,600  Sterling Software, Inc.                  1,883,264       3,325,263
     12,500  Symantec Corp.                             248,438         318,750
                                                   ------------    ------------
                                                     21,359,865      27,503,225
                 This sector is 28.8% above your Fund's cost.
             SPECIALTY RETAILING - 12.0%
    171,600  BJ's Wholesale Club, Inc.                3,307,026       5,158,725
    140,400  Dayton Hudson Corp.                      6,324,183       9,126,000
    303,600  Tandy Corp.                             11,041,625      14,838,450
    349,100  Toys "R" Us, Inc.                        7,544,486       7,222,006
     77,400  Williams-Sonoma, Inc.                    2,412,607       2,694,488
                                                   ------------    ------------
                                                     30,629,927      39,039,669
                 This sector is 27.5% above your Fund's cost.
             TEXTILES/APPAREL MANUFACTURING - 3.0%
    241,500  Jones Apparel Group, Inc.                6,615,957       8,286,469
     84,200  Polo Ralph Lauren Corp.                  1,794,439       1,599,800
                                                   ------------    ------------
                                                      8,410,396       9,886,269
                 This sector is 17.5% above your Fund's cost.
             TRANSPORTATION & RELATED - 1.2%
    101,500  CNF Transportation Inc.                  4,424,188       3,895,063
                                                   ------------    ------------
                 This sector is 12.0% below your Fund's cost.
             Total common stocks                    244,560,932     316,866,406
SHORT-TERM INVESTMENTS - 2.8% (A)<F5>
             VARIABLE RATE DEMAND NOTE
 $9,197,950  Firstar Bank U.S.A., N.A.                9,197,950       9,197,950
                                                   ------------    ------------
             Total investments                     $253,758,882     326,064,356
                                                   ------------
                                                   ------------
             Liabilities, less cash and
             receivables (0.1%) (A)<F5>                                (278,410)
                                                                   ------------
               NET ASSETS                                          $325,785,946
                                                                   ------------
                                                                   ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($325,785,946 / 11,020,743
             shares outstanding)                                         $29.56
                                                                         ------
                                                                         ------

(a)<F5> Percentages for the various classifications relate to net assets.
(b)<F6> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

ATTENTION IRA SHAREHOLDERS . . .

We continue to strive to keep Fund fees as low as possible and, as part of that commitment, we remind all IRA shareholders that your annual $12.50 maintenance fee is due September 15, 1999.

By nature, IRA accounts require additional time, paperwork and government reporting, which create added costs for our custodial bank, Firstar. We applaud the long-term investment focus of shareholders who chose to invest in the Brandywine Funds through tax-advantaged accounts, and are glad to be able to keep the IRA-related costs low and not pass them on to non-IRA shareholders.

For your convenience, Firstar will automatically deduct this amount from your account or, if you prefer, you can send Firstar a check for payment by September
15. For shareholders with multiple IRA accounts, the maximum charge is $25 per Social Security number.

NO POSTAGE
NECESSARY
IF MAILED
IN THE
UNITED STATES

BUSINESS REPLY MAIL
FIRST-CLASS MAIL PERMIT NO. 57000 WILMINGTON, DE
POSTAGE WILL BE PAID BY ADDRESSEE

FRIESS ASSOCIATES

ATTN: LYNDA CAMPBELL
P.O. BOX 4166
GREENVILLE, DE 19807-9974

(Fold in half and seal with tape at the top; please do not staple)
                                             --------------------

We were excited by the response generated after last quarter's report. Please let us know how we can do a better job. We also welcome any company or industry insights that might benefit your fellow shareholders.
-- Lynda

Comments:----------------------------------------------------------------------
-------------------------------------------------------------------------------
You may call me as a research contact on these companies or industries:
-------------------------------------------------------------------------------
Name:--------------------------------------------------------------------------
Address:-----------------------------------------------------------------------
City, State, Zip:--------------------------------------------------------------
Tel: (---)--------    Fax: (---)--------     Email:----------------------------

Thank you!

              BRANDYWINE CAPITAL GAINS DISTRIBUTIONS ON OCTOBER 27

All Brandywine Fund and Brandywine Blue Fund shareholders of record as of October 26, 1999 will participate in the annual distributions to be made on October 27, 1999. The Funds have generated strong returns so far in the fiscal year beginning October 1, 1998, and most of the stocks sold registered gains. While tax considerations don't drive our investment decisions, we were able to apply most of our losing positions to offset these gains. There are virtually no losses remaining in the portfolios.

Some losses were created as our forced displacement process directed us to new opportunities after the steep market downturn in October. We initiated or bolstered your holdings in many of the stocks that contributed to strong returns in the current fiscal year such as Nokia and Sun Microsystems, which are up more than 100 percent since last fall. Your team was able to offset a significant portion of subsequently realized gains with losses resulting from the switching that occurred in the volatile market environment.

Many of the gains in both Funds have yet to be realized, meaning they do not create a current tax liability. Gains realized to date that are available for distribution in the share value of Brandywine Fund total $0.70, all of which would be taxed at the long-term capital gain rate. Realized gains in the share value of Brandywine Blue Fund total $0.68, and again represent long-term gains.

Please remember these are current estimates, which will likely grow as the year progresses. Exact figures will be available after the fiscal year is completed on September 30, 1999, and will be included in your annual report. Shareholders can call our representatives at (800) 656-3017 for monthly updates.

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                               Milford, Delaware

                                Foster S. Friess
                                   President
                            Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                               Stockholm, Sweden

                              Marvin N. Schoenhals
                                    Chairman
                              WSFS Financial Corp.
                              Wilmington, Delaware

                      P.O. Box 4166, Greenville, DE 19807
        (800) 656-3017     www.brandywinefunds.com     bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Custodian: FIRSTAR BANK MILWAUKEE, NA
Legal Counsel: FOLEY & LARDNER
Transfer Agent: FIRSTAR MUTUAL FUND SERVICES, LLC

   OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; John Fraser, Vice President; Carl Gates, Vice President; Andrew Graves, Vice President; David
Harrington, Vice President; John Ragard, Vice President; and Paul Robinson, Vice
                                   President

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of either Brandywine Fund or Brandywine Blue Fund unless accompanied or preceded by the Funds current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca Buswell
Report Staff: Chris Aregood, Chris Long, Adam Rieger

(BRANDYWINE FUNDS LOGO)